Exhibit 99.1

MATADOR RESOURCES COMPANY ANNOUNCES 2013 CAPITAL BUDGET

DALLAS, Texas, December 6, 2012 — Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”), an independent energy company currently focused on the oil and liquids rich portion of the Eagle Ford shale play in South Texas, today announced its 2013 capital budget and drilling plan, which include the following:

•	2013 capital budget of $310 million, including $260 million for drilling and completions, $25 million for pipelines and facilities, and $25 million for land and seismic data

•	2013 guidance of 1.6 to 1.8 million barrels of oil production, up about 40% from 2012

•	2013 guidance of 11 to 12 Bcf of natural gas production, down about 8% from 2012

•	2013 oil and natural gas revenue guidance of $200 to $220 million, up about 40% from expected $145 to $155 million in 2012

•	2013 Adjusted EBITDA guidance of $140 to $160 million, up about 33% from expected 2012 Adjusted EBITDA of $110 to $115 million

•	The Company anticipates financing the 2013 capital budget through internal cash flows plus growth in borrowings under its previously announced bank facility

Matador Analyst Day

This morning Matador will be hosting an Analyst Day at 10:00 a.m. Central Time at the Company’s headquarters in Dallas, Texas. Management will host a live conference call to provide its 2013 operational plan, capital budget and forecasts, plus an update on its current operations.

Joseph Wm. Foran, Matador’s Chairman, President and CEO, commented, “Our 2013 capital budget will allow us to continue our successful development program in our Eagle Ford acreage in South Texas, which will include about 80% of our drilling budget. We will also begin exploration of our Delaware Basin acreage in West Texas and Southeastern New Mexico. In the meantime, we will continue to monitor developments in the natural gas market, as our important acreage in the Tier 1 area of the Haynesville should generate very attractive drilling opportunities with modestly higher gas prices. This plan allows us to grow production and EBITDA meaningfully while spending slightly less money than we did in 2013, all anticipated to be financed through our own cash flows and increased borrowings under our bank facility.”

Conference Call Information and Investor Presentation

To access the conference call, domestic participants should dial (866) 356-4279 and international participants should dial (617) 597-5394. The participant passcode is 27539641. The Analyst Day presentation will also be available via live webcast by using the following link http://phoenix.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=248247&eventID=4876960 and through the Company’s website at www.matadorresources.com on the Presentations & Webcasts page under the Investors tab.

A replay of the Analyst Day presentation will be made available through Friday, January 4, 2012 via dial-in and webcast. Domestic participants should dial (888) 286-8010 and international participants should dial (617) 801-6888. The replay dial-in participant passcode is 26549459. A link to the replay webcast will be available through the Company’s website at www.matadorresources.com on the Presentations & Webcasts page under the Investors tab.

A copy of the Company’s Analyst Day Presentation is available through the Company’s website at www.matadorresources.com on the Presentations & Webcasts page under the Investors tab.

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with a particular emphasis on oil and natural gas shale plays and other unconventional resource plays. Its current operations are located primarily in the Eagle Ford shale play in South Texas and the Haynesville shale play in Northwest Louisiana and East Texas.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; our ability to execute our business plan, including whether our drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute our business plan, including from future cash flows, increases in borrowing base and otherwise; weather and environmental concerns; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s Annual Report on Form 10-K for the year ended December 31, 2011. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Adjusted EBITDA

The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, including stock option and grant expense and restricted stock and restricted stock units expense and net gain or loss on asset sales and inventory impairment. Adjusted EBITDA is not a measure of net income or cash flows as determined by GAAP. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. “GAAP” means Generally Accepted Accounting Principles in the United States of America.

Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flows from operating activities as determined in accordance with GAAP or as an indicator of the Company’s operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components of understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure. Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. References in this press release to Adjusted EBITDA are forward-looking or prospective in nature, and not based on historical fact. The Company could not provide reconciliations of Adjusted EBITDA to the GAAP financial measures of net income (loss) and net cash provided by operating activities, respectively, without undue hardship because the Adjusted EBITDA numbers included in this press release are estimations. In addition, it would be difficult for us to present a detailed reconciliation on account of many unknown variables for the reconciling items.

Contact Information

Mac Schmitz

Investor Relations

(972) 371-5225

mschmitz@matadorresources.com

3